EXHIBIT 32.2

Certification Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 Of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Prime Group Realty Trust (the "Company") on Form 10-Q for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul G. Del Vecchio, Senior Vice President—Capital Markets of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Paul G. Del Vecchio

Paul G. Del Vecchio

Senior Vice President—Capital Markets

November 8, 2006